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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): May 28, 2002



                                 AMEDISYS, INC.
                                 --------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                                    --------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

              0-24260                                   11-3131700
              -------                                   ----------
      (Commission File Number)             (I.R.S. Employer Identification No.)


                11100 Mead Road, Suite 300, Baton Rouge, LA 70816
                -------------------------------------------------
          (Address of principal executive offices including zip code)


                                 (225) 292-2031
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS

                  On May 28, 2002, Amedisys, Inc., "the Company", issued a press release attached hereto as Exhibit 99.1 to announce that it has appointed its successor independent auditors for fiscal year 2002.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibit
                    No.                                                                                 Page
                  -------                                                                               ----
                  99.1(i)  Press Release dated May 28, 2002 announcing the appointment of independent auditors for fiscal year 2002................................... A-1

                           (i)      Filed herewith.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By: /s/ LARRY R. GRAHAM
   ---------------------------------------
Larry R. Graham
Principal Accounting and Financial Officer

DATE: May 28, 2002

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                               INDEX TO EXHIBITS


                  EXHIBIT
                  NUMBER             DESCRIPTION
                  -------            -----------
                  99.1(i)  Press Release dated May 28, 2002 announcing the appointment of independent auditors for fiscal year 2002

(i) Filed herewith